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                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors" and to the use of our report dated February 20, 1998, which is incorporated by reference, in this Registration Statement (Form N-1A No. 33-14737) of Van Eck/Chubb Funds, Inc.


                                                               ERNST & YOUNG LLP


New York, New York
March 2, 1998